SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2007

Partners Financial Corporation

(Exact name of registrant as specified in its charter)

Florida	333-120068	20-1566911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1575 Pine Ridge Road, #15, Naples, Florida	34109
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (239) 434-2069

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 5.02	Departure of Directors or Certain Office Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain officers.

(b) Departure of Executive Officer / Director.

Effective January 22, 2006, Mr. James S. Weaver resigned as a Director, President and Chief Executive Officer of Partners Financial Corporation and its wholly owned subsidiary Partners Bank .

(c) Appointment of Interim Chief Executive Officer.

Mr. Donald J. York, the Executive Vice President of both Partners Financial Corporation and Partners Bank has assumed the additional responsibilities of serving on an interim basis as the President and Chief Executive Office of both Partners Financial Corporation and Partners Bank. The appointment was effective January 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTNERS FINANCIAL CORPORATION
(Registrant)

/S/ Charles T. DeBilio
Charles T. DeBilio
Senior Vice President and Chief Financial Officer

Date: January 24, 2007